UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
(Date of Report (date of earliest event reported)) : April 18, 2006
National Bancshares Corporation

(Exact name of registrant specified in its charter)

Ohio	0-14773	34-1518564

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

112 West Market Street, Orrville, Ohio	44667

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 682-1010
[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Results of Operations and Financial Conditions
PRESS RELEASE: On April 18, 2006, National Bancshares Corporation issued a press release containing financial information and accompanying discussion for the quarter ended March 31, 2006. A copy of the press release is attached to the Current Report as Exhibit 99.1 and is incorporated into this report by reference.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1 National Bancshares Corporation press release dated April 18, 2006 containing financial information and accompanying discussion for the quarter ended March 31, 2006

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation
Date: April 18, 2006	/s/ Charles J. Dolezal
Charles J. Dolezal
President and Chief Executive Officer

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